UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2017

DATE OF REPORTING PERIOD: January 1, 2017 through June 30, 2017

ITEM 1. REPORT TO SHAREHOLDERS.

Growth and Income Portfolio
SEMIANNUAL REPORT JUNE 30, 2017

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

JOHN P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your semi-annual report for the six-month period ended June 30, 2017. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio. We believe this portfolio provides significant potential for those seeking a risk-managed approach to growth opportunities as well as a competitive income distribution.

Over the past six months, the U.S. stock market advanced, as investors focused on generally improving economic survey data, strong corporate earnings, low inflation and contained long-term interest rates. Convertible securities, which blend attributes of stocks and fixed income securities, captured a large portion of the gains in the equity market.

As we look to the second half of 2017, we believe the stock market can continue to perform well. We are encouraged by data that suggests the U.S. economy is positioned for continued growth, framed by sustained and balanced global economic expansion. Although the Federal Reserve has begun raising short-term interest rates, longer-term interest rates are likely to gradually rise rather than soar over the near-term.

However, it is important to remember that stocks may experience periods of short-term volatility, even during bull markets. While we have a constructive view on the economy and the stock market, we are adhering to our focus on risk management. Our team is closely monitoring a range of factors (including political uncertainties in the U.S. and rising geopolitical tension relating to North Korea) and their potential impact on market opportunity.

Our philosophy has always been to maintain a long-term perspective, balancing return and risk considerations. In the pages that follow, we will discuss portfolio positioning in greater detail. Our team can invest in stocks, convertible securities and bonds, and this broad universe gives us considerable advantages. For example, we see a strong case for convertible securities at this point in the market cycle. Convertible securities have historically been more resilient to rising interest rates than traditional bonds, while also offering a degree of downside protection during periods of short-term stock market turmoil.

1

Letter to Contract Owners

As always, thank you for your continued trust in Calamos Investments. We are honored to help you achieve your financial goals. I invite you to visit us at www.calamos.com for additional resources and commentary from our investment team.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Calamos Advisors LLC

2	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

SECTOR WEIGHTINGS
Information Technology	21.9%
Consumer Discretionary	17.1
Financials	12.7
Industrials	12.0
Health Care	10.9
Consumer Staples	7.3
Energy	5.2
Utilities	2.6
Real Estate	2.5
Telecommunication Services	1.7
Materials	1.4
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Portfolio may hold. Data as of 6/30/17.

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2017, the Calamos Growth and Income Portfolio (the “Portfolio”) increased 7.24% (Class A shares at net asset value) versus a return of 9.34% for the S&P 500 Index and gain of 6.33% for the Value Line Convertible Index (or specifically the Value Line Total Return Index, which includes an income component for issues making interest and dividend payments).

Additionally, the portfolio delivered a competitive income distribution for the semiannual period. On an annualized basis, the portfolio distributed 1.76% for the six-month period ending June 30, 2017.

During the reporting period, the U.S. equity market posted six consecutive monthly gains (although March 2017 saw only a 0.12% increase for the S&P 500 Index). The winning streak of positive returns goes back eight consecutive months, with October 2016 being the last month with a negative return for the S&P 500 Index. Despite a generally rising equity environment, the Portfolio’s risk-conscious approach captured significant equity market capture and performed well during the brief sell-offs experienced during the six-month reporting period.

We manage this Portfolio with the goal of achieving upside equity participation and potential downside protection over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 7.05% on an annualized basis (Class A shares at net asset value) versus a 5.30% gain for the S&P 500 Index, 7.49% return for the Value Line Convertible Index and 6.67% increase for the BofA Merrill Lynch All U.S. Convertibles Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies that can span market capitalizations. In pursuing its total-return investment objective, the Portfolio’s investment team attempts to utilize these different types of securities to strike the appropriate balance between risk and reward with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility * characteristics

We believe the Portfolio’s historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

*	The Portfolio’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Portfolio. The Portfolio’s investment objective does not seek to reduce volatility, and as a result, the Portfolio may experience volatility in some market conditions.

3

Investment Team Discussion

Since its inception, the Portfolio has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

We typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this offers lower downside capture, which is a critical part of our risk-management process, but it can also cause the Portfolio returns to lag the benchmark return during periods of strong market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

The U.S. equity market enjoyed a strong six-month period, albeit with a lot of angst from investors over the duration and sustainability of the bull market, as well as concern over current market multiples.

Markets continued to rally through calendar year 2017, but market leadership changed from the post-election rally witnessed toward the end of 2016. Then, the market was led by stocks of companies that could benefit from reflationary measures outlined by a new administration and an economy that was moving “full speed ahead” (small cap stocks, infrastructure and financials). Recently, the market has been led by “risk off” equity investments—these are companies that may continue to show strength even if the U.S. economy shows modest growth (large cap stocks, information technology and health care). The Federal Reserve hiked interest rates twice in the six-month period, although the equity market seemed to take the higher rates in stride and continued to rally.

The proverbial “wall of worry” continues to be in place. Politics has played a big role in headline-grabbing news, which has made investors uneasy about potential outcomes. Efforts to repeal and replace the Affordable Care Act (ACA) were introduced and nearly immediately pulled from Congressional debate as the details of this complex issue proved to be a political third rail. Questions around Russian hacking, national security and testimony from the Attorney General also gave investors pause. Terrorism struck the UK on multiple occasions, and a hastily self-called election went against UK Prime Minister Theresa May and her Conservative Party.

The Portfolio captured significant equity market upside, despite the fact that the Portfolio does not take an all-equity approach and continues to keep an eye toward managing downside risks. Selection in telecommunication services, especially convertible holdings, delivered strong performance, as did the avoidance of integrated telecommunication services equities. Names in industrials also outperformed those of the benchmark, notably in railroads and airlines.

An underweight to health care was a negative, as portfolio management had concerns about legislation and regulation in light of highly publicized battles over the costs of medicines and failed efforts by Senate Republicans to repeal and replace the ACA. Though positive, security selection detracted from performance relative to the all-equity S&P 500 Index. Most notably, information technology holdings lagged in areas such as semiconductors and Internet software and services. Security selection in energy also trailed.

4	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

GROWTH OF $ 10,000 FOR 10 YEAR PERIOD ENDED 6/30/17

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/17

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
7.24%	13.47%	5.47%	8.27%	5.25%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Mellon Analytical Solutions, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Please describe the Portfolio’s participation in up and down markets since its inception.

The Portfolio invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to consistently balance risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up-market and down-market capture: whether daily, monthly, quarterly, or as we look at the markets—in longer-term trends. In the chart that follows, you can see how the Portfolio performed through distinct market periods. In the five major market periods shown, the Portfolio has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

5

Investment Team Discussion

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Portfolio historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the down market was captured by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper.

How is the Portfolio positioned?

The Portfolio’s largest weightings are found in the information technology and consumer discretionary sectors, as well as traditional growth sectors that may perform well even under a slow-growth environment. Investments in both sectors were increased slightly during the reporting period. The consumer discretionary sector also represents the portfolio’s largest overweight to the S&P 500 Index. The sector is quite a diverse grouping of consumer-oriented businesses, from modern retail and entertainment to brick and mortar businesses. The portfolio favors lower-capital-intensive businesses and has an overweight to Internet and direct marketing retail, but owns convertibles in effort to manage risks in this space. The Portfolio is also overweight industrials in areas such as conglomerates as well as aerospace and defense, believing that cyclical businesses selectively offer attractive investment potential as well. The Portfolio’s largest underweight is biotechnology within the health care sector, where concerns about valuation and regulatory risks have led the portfolio team to seek opportunities elsewhere.

6	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

What closing thoughts do you have for Portfolio shareholders?

We are constructive on the U.S. equity market given our view that the U.S. economy appears positioned for measured expansion with growth picking up steam as the year progresses. The equity market’s gains do not appear overly enthusiastic in our view but are supported by stronger earnings and sales growth, which the market hasn’t seen in many years. We also believe that the potent mix of potential tax reform (at whatever level it may finally come to pass) and less regulation has yet to be fully priced into U.S. equities, offering support for the U.S. equity market. In that sense, the “Trump Trade” or enthusiasm about a different approach to spur economic growth may not be over and the Portfolio has selectively increased cyclical growth opportunities while maintaining investments in higher, secular growth businesses. Many investors have concerns about the length of the economic recovery and overall valuations for U.S. equities. We see the Portfolio as an attractive way to help manage those concerns as blending common stocks with convertibles may allow for varying equity exposures. And volatility, when it occurs, may prove supportive to the convertible holdings.

7

Expense Overview

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other Portfolio expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2017 to June 30, 2017, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2017 to June 30, 2017, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

8	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2017 and held through June 30, 2017.

Actual Expenses per $1,000*	$7.66
Actual - Ending Balance	$1,072.40
Hypothetical Expenses per $1,000*	$7.45
Hypothetical - Ending Value	$1,017.41
Annualized expense ratio	1.49%

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

9

Schedule of Investments  June 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
CONVERTIBLE BONDS (19.6%)
	Consumer Discretionary (6.4%)
82,000	Ctrip.com International, Ltd.*
	1.250%, 09/15/22	$88,619
75,000	DISH Network Corp.*
	3.375%, 08/15/26	90,997
108,000	Liberty Expedia Holdings, Inc.*
	1.000%, 06/30/47	115,609
330,000	Liberty Interactive, LLC*
	1.750%, 09/30/46	378,376
	Liberty Media Corp.
225,000	1.375%, 10/15/23	268,366
165,000	2.250%, 09/30/46*	179,233
50,000	Macquarie Infrastructure Corp.
	2.000%, 10/01/23	49,954
270,000	Priceline Group, Inc.
	0.900%, 09/15/21	309,964
145,000	Tesla, Inc.
	1.250%, 03/01/21	168,468
		1,649,586

	Energy (0.5%)
100,000	Nabors Industries, Inc.*^
	0.750%, 01/15/24	79,960
60,000	PDC Energy, Inc.
	1.125%, 09/15/21	54,662
		134,622

	Financials (1.3%)
	Ares Capital Corp.
175,000	4.375%, 01/15/19	180,583
135,000	4.750%, 01/15/18	136,942
		317,525

	Health Care (0.5%)
55,000	Dexcom, Inc.*
	0.750%, 05/15/22	56,387
50,000	NuVasive, Inc.
	2.250%, 03/15/21	69,305
		125,692

	Industrials (2.2%)
85,000	Air Lease Corp.
	3.875%, 12/01/18	117,995
80,000	Pacira Pharmaceuticals, Inc.*
	2.375%, 04/01/22	85,569
60,000 EUR	Safran, SA
	0.000%, 12/31/20	67,126
250,000	Siemens, AG
	1.050%, 08/16/17	302,258
		572,948
PRINCIPAL
AMOUNT		VALUE
	Information Technology (7.6%)
135,000	Citrix Systems, Inc.
	0.500%, 04/15/19	$163,029
85,000	Finisar Corp.*
	0.500%, 12/15/36	83,627
65,000	Inphi Corp.*
	0.750%, 09/01/21	63,457
200,000	Intel Corp.
	3.250%, 08/01/39	331,157
80,000	Lumentum Holdings, Inc.*
	0.250%, 03/15/24	93,919
173,000	Microchip Technology, Inc.*
	1.625%, 02/15/27	183,181
64,000	ON Semiconductor Corp.
	1.000%, 12/01/20	66,722
50,000	Pandora Media, Inc.
	1.750%, 12/01/20	47,577
205,000	Salesforce.com, Inc.
	0.250%, 04/01/18	272,513
65,000	Servicenow, Inc.*
	0.000%, 06/01/22	66,587
75,000	Silicon Laboratories, Inc.*
	1.375%, 03/01/22	77,948
100,000	Square, Inc.*
	0.375%, 03/01/22	123,024
50,000	Viavi Solutions, Inc.*
	1.000%, 03/01/24	52,361
80,000	Workday, Inc.
	0.750%, 07/15/18	99,475
200,000	Yahoo!, Inc.
	0.000%, 12/01/18	228,046
		1,952,623

	Materials (0.4%)
95,000	Royal Gold, Inc.
	2.875%, 06/15/19	102,560

	Real Estate (0.7%)
	Colony Starwood Homes
55,000	3.000%, 07/01/19	65,300
40,000	3.500%, 01/15/22*	42,967
55,000	Empire State Realty OP, LP*
	2.625%, 08/15/19	62,429
		170,696
	TOTAL CONVERTIBLE BONDS
	(Cost $4,820,424)	5,026,252

U.S. GOVERNMENT AND AGENCY SECURITIES (1.0%)
	United States Treasury Note
125,000	1.125%, 06/30/21	121,999
66,000	2.000%, 11/15/26	64,378
63,000	1.625%, 05/15/26	59,739
	TOTAL U.S. GOVERNMENT AND
	AGENCY SECURITIES
	(Cost $250,342)	246,116

10	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  June 30, 2017 (Unaudited)

PRINCIPAL
AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (5.4%) ¤
CORPORATE BONDS (5.3%)
	Consumer Discretionary (2.7%)
53,000	Dana, Inc.
	5.500%, 12/15/24	$55,227
	DISH DBS Corp.
70,000	5.875%, 07/15/22	75,358
70,000	5.125%, 05/01/20	73,401
140,000	Expedia, Inc.
	5.950%, 08/15/20	153,261
45,000	GameStop Corp.*^
	6.750%, 03/15/21	46,963
100,000	Home Depot, Inc.
	2.700%, 04/01/23	101,540
140,000	L Brands, Inc.
	5.625%, 02/15/22	150,029
25,000	Lowe’s Companies, Inc.
	3.875%, 09/15/23	26,898
20,000	PVH Corp.
	4.500%, 12/15/22	20,677
		703,354

	Consumer Staples (0.6%)
135,000	Wal-Mart Stores, Inc.
	3.300%, 04/22/24	141,267

	Financials (0.2%)
50,000	Berkshire Hathaway, Inc.
	2.750%, 03/15/23	50,728

	Health Care (0.1%)
30,000	Universal Health Services, Inc.*
	4.750%, 08/01/22	31,036

	Industrials (0.2%)
60,000	Icahn Enterprises, LP
	4.875%, 03/15/19	60,713

	Information Technology (1.2%)
20,000	ACI Worldwide, Inc.*
	6.375%, 08/15/20	20,445
135,000	Alphabet, Inc.
	3.375%, 02/25/24	141,793
65,000	Apple, Inc.
	3.450%, 05/06/24	67,754
75,000	Brocade Communications Systems, Inc.
	4.625%, 01/15/23	77,169
		307,161

	Materials (0.3%)
65,000	Arconic, Inc.
	5.125%, 10/01/24	67,572
	TOTAL CORPORATE BONDS	1,361,831
NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Other (0.1%)
	iShares MSCI EAFE ETF
198
19,800	Call, 09/15/17, Strike $66.00	$19,602
97
9,700	Call, 09/15/17, Strike $67.00	5,238
	TOTAL PURCHASED OPTIONS	24,840
	TOTAL SYNTHETIC
	CONVERTIBLE SECURITIES
	(Cost $1,358,283)	1,386,671

NUMBER OF
SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (7.7%)
	Energy (0.7%)
875	CenterPoint Energy, Inc.
	(Time Warner, Inc., Charter
	Communications, Time, Inc.)§**
	3.399%, 09/15/29	62,986
2,260	Hess Corp.
	8.000%, 02/01/19	125,701
		188,687

	Financials (1.1%)
4,550	Affiliated Managers Group, Inc.
	5.150%, 10/15/37	268,675

	Health Care (1.6%)
165	Allergan, PLC
	5.500%, 03/01/18	143,233
3,760	Anthem, Inc.
	5.250%, 05/01/18	198,603
1,300	Becton Dickinson and Company
	6.125%, 05/01/20	71,214
		413,050

	Industrials (0.6%)
1,250	Rexnord Corp.
	5.750%, 11/15/19	67,813
650	Stanley Black & Decker, Inc.
	5.375%, 05/15/20	71,318
		139,131

	Real Estate (0.8%)
1,751	American Tower Corp.
	5.500%, 02/15/18	212,274

	Telecommunication Services (0.7%)
1,925	T-Mobile USA, Inc.
	5.500%, 12/15/17	189,882

See accompanying Notes to Schedule of Investments	11

Schedule of Investments  June 30, 2017 (Unaudited)

NUMBER OF
SHARES		VALUE
	Utilities (2.2%)
444	Dominion Resources, Inc.
	6.750%, 08/15/19	$22,342
1,500	DTE Energy Company
	6.500%, 10/01/19	81,542
1,300	Great Plains Energy, Inc.
	7.000%, 09/15/19	68,952
6,200	NextEra Energy, Inc.
	6.371%, 09/01/18	397,668
		570,504
	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $1,720,316)	1,982,203

COMMON STOCKS (62.7%)
	Consumer Discretionary (8.0%)
300	Advance Auto Parts, Inc.	34,977
505	Amazon.com, Inc.#	488,840
7,840	Comcast Corp. - Class A	305,133
1,905	Home Depot, Inc.	292,227
1,685	Lowe’s Companies, Inc.	130,638
725	Netflix, Inc.#	108,322
2,806	Newell Rubbermaid, Inc.	150,458
1,940	Nike, Inc. - Class B	114,460
3,280	Starbucks Corp.	191,257
2,150	Walt Disney Company	228,437
		2,044,749

	Consumer Staples (6.7%)
5,804	Coca-Cola Company	260,309
795	Costco Wholesale Corp.	127,144
4,325	Mondelez International, Inc. - Class A	186,797
2,925	PepsiCo, Inc.	337,808
1,550	Philip Morris International, Inc.	182,048
3,516	Procter & Gamble Company	306,420
1,775	Wal-Mart Stores, Inc.	134,332
2,455	Walgreens Boots Alliance, Inc.	192,251
		1,727,109

	Energy (4.0%)
2,190	Chevron Corp.	228,483
1,200	EOG Resources, Inc.	108,624
4,750	Exxon Mobil Corp.	383,467
2,900	Halliburton Company	123,859
415	Pioneer Natural Resources Company	66,226
1,665	Schlumberger, Ltd.	109,624
		1,020,283

	Financials (10.1%)
1,945	American International Group, Inc.	121,601
9,285	Bank of America Corp.	225,254
2,175	Bank of New York Mellon Corp.	110,969
NUMBER OF
SHARES		VALUE
1,675	BB&T Corp.	$76,062
545	Chubb Corp.	79,232
6,000	Citigroup, Inc.	401,280
415	Goldman Sachs Group, Inc.	92,089
3,325	Intercontinental Exchange, Inc.	219,184
5,415	JPMorgan Chase & Company	494,931
2,609	MetLife, Inc.	143,338
1,840	Morgan Stanley	81,990
700	PNC Financial Services Group, Inc.	87,409
825	Prudential Financial, Inc.	89,216
6,550	Wells Fargo & Company	362,935
		2,585,490

	Health Care (8.7%)
2,650	Baxter International, Inc.	160,431
925	Bristol-Myers Squibb Company	51,541
1,960	Celgene Corp.#	254,545
3,900	Johnson & Johnson	515,931
1,240	Medtronic, PLC	110,050
4,395	Merck & Company, Inc.	281,676
5,760	Pfizer, Inc.	193,478
945	Stryker Corp.	131,147
435	Thermo Fisher Scientific, Inc.	75,894
2,055	UnitedHealth Group, Inc.	381,038
365	Waters Corp.#	67,102
		2,222,833

	Industrials (9.0%)
730	Boeing Company	144,358
1,315	Caterpillar, Inc.	141,310
2,475	CSX Corp.	135,036
5,300	Delta Air Lines, Inc.	284,822
2,475	Eaton Corp., PLC	192,629
7,600	General Electric Company	205,276
2,550	Honeywell International, Inc.	339,890
494	Lockheed Martin Corp.	137,139
590	Northrop Grumman Corp.	151,459
1,400	Union Pacific Corp.	152,474
1,655	United Parcel Service, Inc. - Class B	183,026
1,874	United Technologies Corp.	228,834
		2,296,253

	Information Technology (13.1%)
820	Accenture, PLC - Class A	101,418
710	Alphabet, Inc. - Class A#	660,073
6,970	Apple, Inc.	1,003,819
500	Broadcom, Ltd.	116,525
2,265	Cisco Systems, Inc.	70,895
1,900	Facebook, Inc. - Class A#	286,862
894	Lam Research Corp.	126,438

12	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments  June 30, 2017 (Unaudited)

NUMBER OF
SHARES		VALUE
1,130	MasterCard, Inc. - Class A	$137,239
9,430	Microsoft Corp.	650,010
1,410	Oracle Corp.	70,697
1,435	Visa, Inc. - Class A	134,574
		3,358,550

	Materials (0.7%)
2,125	Dow Chemical Company	134,024
850	Nucor Corp.	49,189
		183,213

	Real Estate (1.0%)
841	American Tower Corp.	111,281
1,441	Crown Castle International Corp.	144,360
		255,641

	Telecommunication Services (1.0%)
2,950	AT&T, Inc.	111,304
3,475	Verizon Communications, Inc.	155,193
		266,497

	Utilities (0.4%)
2,976	Exelon Corp.	107,344
	TOTAL COMMON STOCKS
	(Cost $12,040,262)	16,067,962

EXCHANGE-TRADED FUND (0.3%)
	Other (0.3%)
220	iShares NASDAQ Biotechnology ETF
	(Cost $61,717)	68,218

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Other (0.1%)
	S&P 500 Index
5
500	Put, 09/15/17, Strike $2,350.00	12,525
5
500	Put, 09/15/17, Strike $2,375.00	15,000
	TOTAL PURCHASED OPTIONS
	(Cost $44,635)	27,525

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENTS (2.7%)
349,074	Fidelity Prime Money Market Fund -
	Institutional Class	349,214
347,631	Morgan Stanley Institutional Liquidity
	Funds - Government Portfolio	347,631
	TOTAL SHORT TERM INVESTMENTS
	(Cost $696,845)	696,845
NUMBER OF
SHARES/
PRINCIPAL
AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED (0.2%)
52,309	Daiwa Capital Market America Inc.$
	1.120%, 07/03/17	$52,309
12,554	Deutsche Bank Securities, Inc.†
	1.140%, 07/03/17	12,554
	TOTAL INVESTMENT OF
	CASH COLLATERAL FOR
	SECURITIES LOANED
	(Cost $64,863)	64,863
TOTAL INVESTMENTS (99.7%)
(Cost $21,057,687)		25,566,655
PAYABLE UPON RETURN OF SECURITIES
ON LOAN (-0.2%)		(64,863)
OTHER ASSETS, LESS LIABILITIES (0.5%)		140,951
NET ASSETS (100.0%)		$25,642,743

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
WRITTEN OPTION (0.0%) #
	Other (0.0%)
3	S&P 500 Index
300	Put, 09/15/17, Strike $2,200.00
	(Premium $4,639)	(2,730)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase	European
Bank, N.A.	Monetary Unit	07/27/17	68,000	77,754	(3,530)
State Street Bank	European
and Trust Company	Monetary Unit	07/27/17	224,000	256,130	(13,704)
					$(17,234)

See accompanying Notes to Schedule of Investments	13

Schedule of Investments  June 30, 2017 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Portfolio. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**	Step Coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2017.

#	Non-income producing security.

$	Repurchase agreement collateralized by the following securities: $53,355 United States Treasury Bond and Notes, 2.000% to 3.875%, 02/28/18 to 05/15/47.

†	Repurchase agreement collateralized by the following security: $12,805 United States Treasury Note, 2.000%, 10/31/21.

FOREIGN CURRENCY ABBREVIATION

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

14	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Statement of Assets and Liabilities  June 30, 2017 (Unaudited)

ASSETS
Investments in securities, at value (cost $21,057,687)	$25,566,655
Restricted cash for collateral on securities loaned	63,782
Receivables:
Accrued interest and dividends	57,020
Investments sold	173,347
Portfolio shares sold	5,801
Prepaid expenses	2,533
Other assets	104,981
Total assets	25,974,119
LIABILITIES
Collateral for securities loaned	128,645
Options written, at value (premium $4,639)	2,730
Unrealized depreciation on forward foreign currency contracts	17,234
Payables:
Portfolio shares redeemed	9,670
Affiliates:
Investment advisory fees	15,916
Deferred compensation to trustees	104,981
Financial accounting fees	246
Trustees’ fees and officer compensation	153
Other accounts payable and accrued liabilities	51,801
Total liabilities	331,376
NET ASSETS	$25,642,743
COMPOSITION OF NET ASSETS
Paid in capital	$20,868,518
Undistributed net investment income (loss)	(405,216)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	685,798
Unrealized appreciation (depreciation) of investments, foreign currency translations and written options	4,493,643
NET ASSETS	$25,642,743
Shares outstanding (no par value; unlimited number of shares authorized)	1,695,083
Net asset value and redemption price per share	$15.13

See accompanying Notes to Financial Statements	15

Statement of Operations  Six Months Ended June 30, 2017 (Unaudited)

INVESTMENT INCOME
Interest	$104,143
Dividends	221,378
Securities lending income	298
Total investment income	325,819
EXPENSES
Investment advisory fees	95,107
Legal fees	41,816
Audit fees	21,725
Accounting fees	8,656
Trustees’ fees and officer compensation	8,003
Transfer agent fees	4,265
Custodian fees	2,491
Financial accounting fees	1,474
Printing and mailing fees	722
Other	4,275
Total expenses	188,534
NET INVESTMENT INCOME (LOSS)	137,285
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	677,399
Purchased options	(91,352)
Foreign currency transactions	1,498
Written options	16,997
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	1,085,717
Purchased options	(29,875)
Foreign currency translations	(22,205)
Written options	3,240
NET GAIN (LOSS)	1,641,419
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,778,704

16	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(UNAUDITED) SIX MONTHS ENDED JUNE 30, 2017	YEAR ENDED DECEMBER 31, 2016
OPERATIONS
Net investment income (loss)	$137,285	$268,560
Net realized gain (loss)	604,542	1,228,147
Change in unrealized appreciation/(depreciation)	1,036,877	1,191
Net increase (decrease) in net assets resulting from operations	1,778,704	1,497,898
DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(218,499)	(596,728)
Net realized gains	(19,775)	(627,121)
Total distributions	(238,274)	(1,223,849)
CAPITAL SHARE TRANSACTIONS
Issued	412,676	1,348,593
Issued in reinvestment of distributions	238,274	1,223,849
Redeemed	(1,490,078)	(4,187,937)
Net increase (decrease) in net assets from capital share transactions	(839,128)	(1,615,495)
TOTAL INCREASE (DECREASE) IN NET ASSETS	701,302	(1,341,446)
NET ASSETS
Beginning of period	$24,941,441	$26,282,887
End of period	25,642,743	24,941,441
Undistributed net investment income (loss)	$(405,216)	$(324,002)
CAPITAL SHARE TRANSACTIONS
Shares issued	28,025	97,235
Shares issued in reinvestment of distributions	15,871	85,788
Shares redeemed	(100,133)	(299,467)
Net increase (decrease) in capital shares outstanding	(56,237)	(116,444)

See accompanying Notes to Financial Statements	17

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring

18	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

19

Notes to Financial Statements (Unaudited)

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

Pursuant to a financial accounting services agreement, during the period the Portfolio paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Portfolio pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Portfolio’s transfer agent (“US Bancorp”), Calamos Financial Services LLC (“CFS”) provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Advisors Trust and Calamos Investment Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Portfolio has not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Portfolio to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $104,981 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2017. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2017 were as follows:

	U.S. GOVERNMENT SECURITIES	OTHER
Cost of purchases	$63,345	$2,997,315
Proceeds from sales	—	4,270,697

20	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at June 30, 2017 was as follows*:

Cost basis of investments	$21,053,048
Gross unrealized appreciation	4,929,200
Gross unrealized depreciation	(435,557)
Net unrealized appreciation (depreciation)	$4,493,643

*	Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2017 will be determined at the end of the Portfolio’s current fiscal year.

Distributions for the year ended December 31, 2016 were characterized for federal income tax purposes as follows:

YEAR ENDED
DECEMBER 31, 2016
Distributions paid from:
Ordinary income	$596,728
Long-term capital gains	627,121

As of December 31, 2016, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$3,474
Undistributed capital gains	19,760
Total undistributed earnings	23,234
Accumulated capital and other losses	—
Net unrealized gains/(losses)	3,312,919
Total accumulated earnings/(losses)	3,336,153
Other	(102,358)
Paid-in-capital	21,707,646
Net assets applicable to common shareholders	$24,941,441

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.   The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

21

Notes to Financial Statements (Unaudited)

When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian. The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2017, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2017, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments. For the period ended June 30, 2017, the Portfolio had the following transactions in options written:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding at December 31, 2016	6	$5,319
Options written	223	23,271
Options closed	(127)	(14,842)
Options exercised	—	—
Options expired	(99)	(9,109)
Options outstanding at June 30, 2017	3	$4,639

22	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

As of June 30, 2017, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Asset and Liabilities as follows:

	ASSET	LIABILITY
	DERIVATIVES	DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$—	$17,234
Options purchased(2)	52,365	—
Options written(3)	—	2,730
	$52,365	$19,964

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2017:

	GROSS AMOUNTS NOT OFFSET
	IN THE STATEMENT OF ASSETS AND LIABILITIES
					NET AMOUNT	NET AMOUNT
	GROSS AMOUNTS PRESENTED IN THE				RECEIVABLE	PAYABLE IN
	STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	IN THE EVENT	THE EVENT
COUNTERPARTY		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
JPMorgan Chase Bank, N.A.	ISDA	$—	$3,530	—	$—	$3,530
State Street Bank and Trust Company	ISDA	—	13,704	—	—	13,704
		$—	$17,234	$—	$—	$17,234

For the period ended June 30, 2017, the volume of derivative activity for the Portfolio is reflected below:*

VOLUME
Forward foreign currency contracts	386,284
Options purchased	568
Options written	223

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the

23

Notes to Financial Statements (Unaudited)

event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2017, the Portfolio held fixed income securities valued at $125,080 that were on loan to broker-dealers and banks. The Portfolio also held collateral in short term investments and restricted cash of $64,863 and $63,782, respectively, $3,565 in excess amount due to counterparty, and reflected a corresponding liability for such collateral of $128,645.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. Repurchase agreements held as of June 30, 2017 are reflected in the Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements at year end.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

24	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,026,252	$—	$5,026,252
U.S. Government and Agency Securities	—	246,116	—	246,116
Synthetic Convertible Securities (Corporate Bonds)	—	1,361,831	—	1,361,831
Synthetic Convertible Securities (Purchased Options)	24,840	—	—	24,840
Convertible Preferred Stocks	1,569,000	413,203	—	1,982,203
Common Stocks U.S.	16,067,962	—	—	16,067,962
Exchange-Traded Funds	68,218	—	—	68,218
Purchased Options	27,525	—	—	27,525
Short Term Investments	696,845	—	—	696,845
Investment of Cash Collateral For Securities Loaned	—	64,863	—	64,863
Total	$18,454,390	$7,112,265	$—	$25,566,655
Liabilities:
Written Options	$2,730	$—	$—	$2,730
Forward Foreign Currency Contracts	—	17,234	—	17,234
Total	$2,730	$17,234	$—	$19,964

	TRANSFERS	TRANSFERS	TRANSFERS	TRANSFERS
	IN TO	OUT OF	IN TO	OUT OF
	LEVEL 1	LEVEL 1*	LEVEL 2*	LEVEL 2
Investments at Value:
Convertible Preferred Stock	$67,813	$—	$—	$67,813
Total	$67,813	$—	$—	$67,813

*	Transfer from Level 2 to Level 1 were due to the availability of an unadjusted quoted price.

25

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30,	Year Ended December 31,
	2017	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.24	$14.07	$14.87	$15.48	$14.07	$13.41
Income from investment operations:
Net investment income (loss)(a)	0.08	0.15	0.20	0.20	0.20	0.21
Net realized and unrealized gain (loss)	0.95	0.74	(0.03)	0.84	2.09	0.92
Total from investment operations	1.03	0.89	0.17	1.04	2.29	1.13
Less distributions to common shareholders from:
Net investment income	(0.13)	(0.35)	(0.40)	(0.15)	(0.17)	(0.29)
Net realized gains	(0.01)	(0.37)	(0.57)	(1.50)	(0.71)	(0.18)
Total distributions	(0.14)	(0.72)	(0.97)	(1.65)	(0.88)	(0.47)
Net asset value, end of period	$15.13	$14.24	$14.07	$14.87	$15.48	$14.07
Total investment return based on:
Net asset value(b)	7.24%	6.32%	1.12%	6.84%	16.40%	8.43%
Net assets, end of period (000)	$25,643	$24,941	$26,283	$27,748	$28,171	$26,645
Ratios to average net assets applicable to common shareholders:
Net expenses	1.49% (c)	1.57%	1.46%	1.41%	1.39%	1.35%
Net investment income (loss)	1.08% (c)	1.07%	1.36%	1.26%	1.37%	1.46%
Portfolio turnover rate	12.5%	28.5%	21.4%	47.6%	63.8%	44.1%

(a)	Net investment income allocated based on average shares method.
(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.
(c)	Annualized.

26	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Calamos Advisors Trust

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Advisors Trust (the “Trust”), comprised solely of the Calamos Growth and Income Portfolio (the “Portfolio”), as of June 30, 2017, and the related interim statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Portfolio for the year ended December 31, 2016 and the financial highlights for each of the five years then ended, and in our report dated February 10, 2017, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

This report is intended solely for the information and use of the management and Board of Trustees of Calamos Investment Trust and is not intended to be and should not be used by anyone other than these specified parties.

Chicago, Illinois

August 3, 2017

27

Trustee Approval of Management Agreement

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser” or “Calamos Advisors”). Under the management agreement Calamos Advisors serves as the investment manager and administrator for the Trust and the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Portfolio, which further aligns the interests of the Adviser and its personnel with those of the Portfolio’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over the one-, three-, five- and ten-year periods ended March 31, 2017, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider.  The Board considered that the Portfolio outperformed its Category median during the three- and ten-year periods, though the Portfolio underperformed during the other periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and

28	CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement

sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are both higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by Calamos Advisors. The Board concluded that the fee schedule for the Portfolio was appropriate at current asset levels.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

29

A description of the Calamos Proxy Voting Policies and Procedures is available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Advisors LLC, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record for the twelve month period ended June 30, 2017, is also available free of charge upon request by calling or writing Calamos Advisors LLC and by visiting the SEC website at http://www.sec.gov. The Portfolio files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Form N-Q is available free of charge, upon request, by calling or writing Calamos Advisors LLC or by visiting the SEC website. You may also review or, for a fee, copy the form at the SEC’s Public Reference Room in Washington, D.C. 1.800.SEC.0330.

CALAMOS ADVISORS TRUST

This report, including the unaudited financial statements contained herein, is submitted for general information for the contract owners of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless it is accompanied by a currently effective prospectus of the Portfolio, and, after September 30, 2017, updated performance data for the most recently completed calendar quarter.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
KCLSAN 2146 2017

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 3, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 3, 2017

By:	/s/ Curtis Holloway
Name:	Curtis Holloway
Title:	Principal Financial Officer
Date:	August 3, 2017